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                               SECURITY AGREEMENT

         AGREEMENT dated as of the 23rd day of October, 1999, by and between GUNTHER INTERNATIONAL, LTD., a Connecticut corporation with its principal place in the Town of Norwich, County of New London and State of Connecticut, (herein referred to as "Debtor"), and PEOPLE'S BANK, a Connecticut stock savings bank with a principal place of business at 850 Main Street, Bridgeport, Connecticut, (herein referred to as "Bank").

         WHEREAS, Debtor has requested Bank to make loans and financing available to Debtor, and

         WHEREAS, Bank has agreed to do so on certain conditions, including, without limitation, the granting of certain security interests and rights and the making of certain representations and covenants by Debtor.

                               W I T N E S S E T H

         NOW, THEREFORE, Debtor and Bank agree as follows:

         (1) GRANT OF SECURITY INTEREST.

             (a) Debtor hereby grants to the Bank a security interest in all personal property now or hereafter owned or acquired by Debtor, including but not limited to Accounts, Chattel, Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments and Inventory as more particularly described on Exhibit A attached hereto and incorporated herein (the "Collateral"). This grant is made to secure the payment and performance of any and all existing and future obligations and liabilities of Debtor to Bank relating in any way to that certain note of even date herewith in the amount of $500,000.00 made by Debtor to the order of Bank (the "Note") pursuant to the terms of that certain Commercial Revolving Loan Agreement of even date herewith between Debtor and Bank (the "CRLA"), copies of which Note and which CRLA are attached hereto and marked as Exhibit "B" and "C", or to any other document evidencing the obligations thereunder or securing same. As used in this Agreement, "Liabilities" or "Obligations" mean any and all indebtedness, obligations and liabilities of Debtor (and any endorser, guarantor or surety

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of for Debtor) to Bank relative to the loan evidenced by said Note and CRLA of every kind and description, direct or indirect, primary or secondary, absolute or contingent due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument further evidencing or securing same they may be evidenced, or whether evidenced by any agreement or instrument, including, without limitation, all costs incurred by Bank to obtain, preserve and enforce this security interest, collect and enforce the liabilities therein contained, and maintain and preserve collateral and including, but not limited to, reasonable attorneys fees and legal expenses.

             (b) To the extent applicable, the Uniform Commercial Code of Connecticut shall govern security interests provided for herein. In connection therewith, the Debtor shall take such steps and execute and deliver such financing statements, assignments and other papers as Bank may from time to time request.

             (c) If, by reason of location of Collateral or otherwise, the creation, validity or perfection of security interests provided for herein are governed by the law of a jurisdiction other than Connecticut, the Debtor shall take steps and execute and deliver such papers as Bank may from time to time request to comply with such law.

             (d) As long as any Liabilities of the Debtor to Bank are outstanding under this Agreement, the Debtor will not become obligated for any loans or other grants of credit (except for merchandise purchased or services rendered in the ordinary course of business) to any person other than Bank, without Bank's prior written consent.

             (e) It is understood and agreed that all advances now or hereafter made by the Bank to Debtor under the CRLA are hereby deemed to be secured by this Agreement.

        (2)     PROMISES TO PAY.

                The Debtor promises to pay to Bank:

                (a) All Liabilities of Debtor to Bank in accordance

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with their terms;

                (b) Any and all taxes, charges and expenses of every kind or description paid or incurred by the Bank under or with respect to any Liabilities or any Collateral therefor or the collection of or realization of the same including costs of collection, attorneys fees, expenses of litigation and otherwise.

        (3)     DEBTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                In order to induce the Bank to make loans under the CRLA, Debtor hereby represents, warrants and covenants to the Bank that:

                (a) Except as provided in Exhibit C attached hereto and made a part hereof and except for the security interests herein granted, no financing statement has been filed with respect to the Collateral, Debtor is the absolute and undisputed owner of the Collateral. Except as provided in Exhibit C hereto, the Collateral is not, and will not be permitted to be in any respect encumbered other than by this security interest (and the same will be true of collateral acquired hereafter when acquired). All indebtedness to Debtor with respect to any accounts receivable is bona fide and valid and no setoffs or counterclaims exist against such indebtedness. No suits or actions are pending against Debtor, and no claims, including, without limitation, taxes, assessments and insurance premiums, are due and unpaid. Debtor's chief place of business is the address shown above, and Debtor shall promptly give Bank written notice of any change thereto, and the Collateral and business records pertaining to the Collateral and Obligations, including those pertaining to all accounts and contract rights, shall be kept at the above address of Debtor unless prior written consent of Bank is obtained to a change of location.

                (b) Debtor shall [i] pay punctually all Obligations when due as required by the terms of any notes or agreements, and if any Obligation is now evidenced by a writing specifying a due date, pay the same upon demand, all Obligations being payable to the Bank at its address shown above, and [ii] pay on demand any and all taxes, charges and

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expenses of every kind or description paid or incurred by Bank under or with respect to loans made under the CRLA or any Collateral therefor or the collection of or realization upon the same, including costs of collection, attorneys fees, expenses of litigation and otherwise. Debtor hereby authorizes the Bank to charge any and all liabilities owing to the Bank, including, without limitation, the aforesaid interest, charges, taxes and expenses, to any of their accounts with the Bank after and during the continuance of any Event of Default as defined in the CRLA.

                (c) Debtor shall [i] preserve the Collateral in good condition and order and not permit it to be abused or misused, [ii] insure the Collateral for such hazards and in such amounts as the Bank reasonably directs, policies to be satisfactory to and payable to Bank and providing a minimum of ten (10) days written cancellation notice to the Bank, [iii] until contrary instructions from Bank, collect the accounts, contracts, rights, chattel paper and other debts, [iv] when and to the extent required by the Bank after and during the continuance of an Event of Default as defined in the CRLA, notify other debtors and obligors that their accounts, contract rights, instruments, documents and/or chattel paper have been assigned to the Bank and shall be paid directly to the Bank, [v] take necessary steps to preserve the liability of account debtors, obligors and secondary parties whose liabilities are part of the Collateral, [vi] take any action required by the Bank with reference to the Federal Assignment of Claims Act, [vii] allow the Bank to inspect the Collateral and to inspect and copy all records relating to the Collateral and Obligations, [viii] upon request by the Bank and subject to the rights of the other secured lenders listed on Exhibit C hereto, if any, sign any papers necessary to obtain, preserve and enforce this security interest in any jurisdiction; transfer possession of and assign all instruments, documents, patents and chattel paper, which are part of the Collateral to the Bank immediately, or as to those hereafter acquired, immediately following acquisition, [ix] perfect a security interest (using a method satisfactory to Bank) in goods covered by any instrument, document or chattel paper in the Collateral, [x] notify the Bank of any change occurring in or any of the Collateral, or in any fact or circumstance

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warranted or represented by Debtor herein, or furnished to the Bank, or if any such Event of Default occurs, [xi] pay all costs necessary to perform any act or duty required by this Agreement, including, but not limited to, attorneys fees, insurance premiums, taxes and assessments. The Bank shall have the right to execute any financing statement or other document necessary or advisable to perfect an interest granted hereunder.

        (4)     CERTAIN RIGHTS OF BANK.

                The Bank shall, in addition to any other rights it may have by law or under this Agreement, have the following rights:

                (a) At its option, after an Event of Default as defined in the CRLA occurs, the Bank may, subject to the rights of the other Secured Parties listed on Exhibit C hereto, if any: [i] take, and require Debtor to give to it, possession or control of any of the Collateral and proceeds thereof, and apply the same to payment of any of the Obligations, [ii] apply to any Obligations the balance of Debtor's accounts, of whatever type, at the Bank, [iii] endorse as Debtor's agent any instruments, documents, chattel paper in the Collateral, [iv] notify account debtors and obligors of Debtor to pay directly to Bank, or to verify information supplied by Debtor, [v] discharge any lien or encumbrance on Collateral and exercise any other rights which an owner of the Collateral may exercise and, [vii] take any of the foregoing actions, or any action Debtor is required to take by this Agreement, without notice to Debtor, and add the costs of the same to the Obligations, but Bank is under no duty to take any such action.

                (b) Debtor hereby gives Bank a lien and right of setoff for all Debtor's Liabilities upon or against all the deposits, credits, collateral and property of Debtor now or hereafter in the possession or control of the Bank or in transit to it. The Bank may at any time upon and during the continuance of any Event of Default as defined in the CRLA apply or setoff the same, or any part thereof, to any of Debtor's Liabilities even though unmatured.

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        (5)     EVENTS OF DEFAULT:  ACCELERATION.

                Any and all of the Liabilities of Debtor to the Bank shall, at the sole option of the Bank and notwithstanding any time or credit allowed by any instrument evidencing a Liability, be immediately due and payable, without notice or demand, upon the occurrence of any of the following events of default:
[i] the occurrence of an Event of Default under the CRLA and/or the Note; [ii] loss, theft, damage, destruction (for which there is inadequate insurance coverage), unauthorized sale or encumbrance to or of any of the Collateral, or the making or issuance of any levy, seizure, attachment or injunction upon or against any of the Collateral or any other property of Debtor; [iii] dissolution or other termination of existence or (iv) if Bank in good faith determines the prospect of payment or performance by Debtor under the CRLA and/or the Note is impaired.

        (6)     POWER TO SELL OR COLLECT COLLATERAL.

                Upon the occurrence of any Event of Default as defined in the CRLA, all Obligations shall, at Bank's sole option, become immediately due and payable, anything in any note evidencing any such Obligation or in this Agreement or in any other agreement to the contrary notwithstanding, without notice to Debtor, and Bank shall have, in any jurisdiction where enforcement hereof is sought, in addition to any other rights and remedies which Bank may have under law, the following rights and remedies, all of which may be exercised with or without further notice to Debtor but subject to the rights of the other secured lenders as set forth in Exhibit C hereto, if any: [i] to notify any and all obligors on accounts receivable that the same have been assigned to the Bank and that all payments thereon are to be made directly to the Bank, [ii] to settle, compromise or release on terms acceptable to the Bank, in whole or in part, any amounts owing on accounts receivable and to enforce payment and prosecute any action or proceeding with respect to any and all accounts receivable, [iii] to extend the time of payment, make allowances and adjustments and to issue credits in the Bank's name or in the name of Debtor, [iv] to foreclose the liens and security interests created under this Agreement or under any other agreement relating to Collateral by any available judicial procedure or without judicial process, to enter any premises where any of the


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Collateral may be located for the purpose of taking possession of or removing the same, [v] to sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker's board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to the Bank, all at the Bank's sole option and as the Bank, in its sole discretion, may deem advisable and the Bank may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by Debtor, and the Bank shall have the right, at its option, to apply or be credited with the amount of all or any part of the Liabilities owing to the Bank against the purchase price bid by the Bank at any such sale. Subject to the right of the other secured lenders as set forth in Exhibit C hereto, if any, The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first to the expenses (including all attorneys fees) or retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities, application as the particular Liabilities or against principal or interest to be in the Bank's discretion. Debtor shall be liable to the Bank and shall pay the Bank on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and the Bank in turn agrees to remit to Debtor any surplus remaining after all Liabilities have been paid in full. If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in the process or other unfinished state, the Bank shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Bank shall deem appropriate, but the Bank shall have the right to sell or dispose of such Collateral without such processing. Subject to the rights of the other secured lenders as set forth in Exhibit C hereto, if any, Debtor will, at the Bank's request, assemble all Collateral and make it available to the Bank at places which the Bank may select whether at premises of Debtor or

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elsewhere, and will make available to the Bank all premises and facilities of
Debtor for the purpose of Bank's taking possession of Collateral or of removing or putting the Collateral in saleable form. In the event any goods called for in any sales order, contract, invoice or other instrument or agreement evidencing or purporting to give rise to any accounts receivable included in any assignment submitted to the Bank for Collateral purposes shall not have been delivered or shall be claimed to be defective by any customer, the Bank shall have the right, in its sole discretion, to use and deliver to such customer any goods of Debtor to fulfill such order, contract, or the like, so as to make good any such accounts receivable. To facilitate the exercise by the Bank of the rights and remedies set forth in this Paragraph, Debtor hereby constitutes Bank or its agents, or any other person whom Bank may designate, as attorney-in-fact for Debtor at Debtor's own cost and expense, to exercise all or any of the following powers subject to the rights of the other secured lenders as set forth in Exhibit C hereto, if any, which being coupled with an interest, shall be irrevocable, shall continue until all Liabilities have been paid in full and shall be in addition to any other rights and remedies that the Bank may have:
[i] to remove from any premises where the same may be located, any all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to Collateral, and the Bank may, at Debtor's cost and expense, use such of the personnel, supplies and space of Debtor at its place of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; [ii] to receive, open and dispose of all mail addressed to Debtor and to notify postal authorities to change the address for delivery thereof to such address as the Bank may designate; [iii] to take or bring, in the Bank's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by the Bank necessary or desirable to effect collection of or to realize upon the Collateral; and [iv] to collect or withdraw all sums of money or other solvent credits Debtor may have to its credit with any banking institution.

        (7)     WAIVERS.

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                (a) Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to Liabilities and Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. The Bank may exercise its rights with respect to Collateral without resorting or regard to other Collateral or sources of reimbursement for any Liability. The Bank shall not be deemed to have waived any of its right upon or under Liabilities or Collateral unless such waiver be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Bank may revoke any permission or waiver previously granted to Debtor, such revocation shall be effective whether given orally or in writing. All rights and remedies of the Bank on Liabilities or Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

                (b) The Bank shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation of any Collateral, including the settlement, collection or payment of any collateral accounts or any instrument received in payment thereof, or any damage resulting therefrom. Debtor shall indemnify and hold harmless the Bank against any claim, loss or damage arising out of said liquidation of any Collateral, including the settlement, collection or payment of

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any collateral accounts or any instrument received in payment thereof.

                (c) DEBTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHT TO NOTICE WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

        (8)     MISCELLANEOUS.

                This Agreement shall become effective upon execution by the parties hereto. No modification or amendment hereof shall be effective unless the same shall be in writing and signed by the parties hereto. Definitions in the Uniform Commercial Code of Connecticut shall apply to words and phrases herein; if Code definitions conflict, Article 9 definitions apply. Debtor waives presentment, demand, notice of dishonor, protest and extension of time without notice as to any instrument, document or chattel paper in Collateral and notice of any action taken by the Bank hereunder unless such notice is mandatory under applicable law. Any notice to the Bank shall be effective only upon its receipt by the Bank. Any demand upon or notice to Debtor that the Bank may elect to give shall be effective if deposited in the mails or delivered to a telegraph, wireless or radio company, addressed to Debtor at the address shown at the beginning of this Agreement, or if Debtor has notified Bank in writing of a change of address, to Debtor's last address so notified, or to address to which the Bank customarily communicates with Debtor. The rights and privileges of the Bank shall inure to its successors and assigns. This Agreement or any other agreement or note executed with reference hereto, if signed by or on behalf of more than one person as Debtor, endorser, guarantor, or surety for Debtor, shall bind jointly and severally the persons signing or on whose behalf same is signed, their personal representatives, heirs, successors and assigns. If any provision of this Agreement is invalid or unenforceable under applicable law, the provision is and will be totally ineffective to that extent, but the remaining provisions will be unaffected. As used herein, plural or singular include each other and pronouns in any gender are to be construed as masculine, feminine or neuter, as context

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requires. This Agreement has been made in the State of Connecticut and construed in accordance with the laws of the State. The section headings are for convenience only and of no substance, and no significance to any section heading shall be given in construction of interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have hereunto signed this Agreement as of the day and year first above written.

Signed, Sealed and Delivered in the presence of:
                                                    GUNTHER INTERNATIONAL, LTD.
 /s/ Frank J. Saccomandi, III
 ----------------------------

                                                    By /s/ Michael M. Vehlies
                                                    -------------------------
 /s/ Karl-Erik Sternlof                             Its
 ----------------------                             Duly Authorized



 /s/ Frank J. Saccomandi, III                       PEOPLE'S BANK
 ----------------------------


 /s/ Karl-Erik Sternlof                            By  /s/ Arthur C. Barton
 ----------------------                            ----------------------
                                                   Its
                                                   Duly Authorized

STATE OF CONNECTICUT:
                     :  ss.  Norwich
COUNTY OF NEW LONDON:

        On this the 8th day of November, 1999, personally appeared Michael Vehlies, who acknowledged himself/herself to be the Chief Financial Officer of GUNTHER INTERNATIONAL, LTD., a Connecticut corporation, and who acknowledged that as such he/she subscribed the foregoing instrument for the purposes therein contained, as his/her free act and deed and the free act and deed of said corporation, before me.

                                           /s/ Frank J. Saccomandi, III
                                           ----------------------------
                                           Commissioner of the Superior Court/

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STATE OF CONNECTICUT:
                     :  ss.  Norwich    October 23, 1999
COUNTY OF NEW LONDON:

        Personally appeared Arthur C. Barton, who acknowledged himself/herself to be an Officer of PEOPLE'S BANK, and who acknowledged that as such he/she subscribed the foregoing Agreement for the purposes therein contained, as his/her free act and deed and the free act and deed of said Bank, before me,


                                           /s/ Karl-Erik Sternlof
                                           ----------------------
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:

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